PIMCO Funds

Supplement dated May 10, 2024 to the

Bond Funds Prospectus dated July 31, 2023, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO GNMA and Government Securities Fund (the “Fund”)

Effective June 10, 2024, the seventh sentence in the first paragraph of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality; provided that, investments in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises are not subject to this limit.

Investors Should Retain This Supplement for Future Reference

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